UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ________________


                               December 18, 2003
                -----------------------------------------------
               Date of Report (Date of Earliest Event Reported)


                              NIAGARA CORPORATION
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-22206                   59-3182820
----------------------------   ------------------------   ---------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                              667 Madison Avenue
                              New York, New York
                   ----------------------------------------
                   (Address of Principal Executive Offices)


                                     10021
                                  ----------
                                  (Zip Code)


                                (212) 317-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                   -----------------------------------------
                  (Former Name or Former Address, if Changed
                              Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

On December 18, 2003, Niagara Corporation (the "Company") announced that its U.K. subsidiary, Niagara LaSalle (UK) Limited ("Niagara UK"), was engaged in discussions with an affiliate of The Reserve Group for the sale of Niagara UK's Hot Rolled Division and Wesson Bright Products businesses. In its announcement, the Company cautioned that there was no assurance that these discussions will result in a consummated transaction. A copy of the press release announcing these discussions is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.


99.1     Press Release dated December 18, 2003 issued by Niagara Corporation.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NIAGARA CORPORATION


                                        By: /s/ Marc J. Segalman
                                           --------------------------------
                                           Name:  Marc J. Segalman
                                           Title: Executive Vice President &
                                                    General Counsel

Date:  December 19, 2003